Exhibit 99.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                     (AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002)

           I, Michael P. Moran, the President and Chief Executive Officer of Allion Healthcare, Inc. (the "Company"), do hereby certify to the best of my knowledge and belief that:

           1. The Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(d)); and

           2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 14, 2002

                                 By: /S/  MICHAEL P. MORAN
                                          ---------------------------
                                          Michael P. Moran
                                          Director, President, Chief Executive
                                          Officer, and Secretary